Exhibit 10.2.7


      SUPPLEMENTAL REGISTRATION RIGHTS AND LOCK-UP AGREEMENT


           THIS SUPPLEMENTAL REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this "Agreement") is made and entered into as of July 1, 1996, by and among COLONIAL PROPERTIES TRUST (the "Company") and COLONIAL COMMERCIAL INVESTMENTS, INC. ("CCII"), THOMAS H. LOWDER, JAMES K. LOWDER, and the other parties who are signatories hereto. Thomas H. Lowder and James K. Lowder are referred to herein collectively as the "Lowder brothers."

           WHEREAS, on September 29, 1993 the Company, Colonial Properties, Inc. (of which CCII is the successor), the Lowder brothers and certain other parties entered into a Registration Rights and Lock-up Agreement (the "Initial Agreement") pursuant to which the Company granted to certain holders of Units (as defined in the Initial Agreement) of Colonial Realty Limited Partnership (the "Operating Partnership") certain registration rights, and such holders agreed to certain lock-up arrangements;

           WHEREAS, on the date hereof, CCII is or will become the owner of 58,466 Units (the "Additional Units") in connection with the transfer to the Operating Partnership of certain land located in North Macon, Georgia;

           WHEREAS, the parties hereto have agreed that, except as stated herein, the Additional Units shall be subject to, and the parties hereto shall be governed by, the terms and conditions of the Initial Agreement.

           NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, agree as follows:

           1.   General.

                1(a) Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Initial Agreement.

                1(b) Except as otherwise provided herein, CCII and the Company shall have all of the rights and obligations with respect to the Additional Units as are provided for in the Initial Agreement with respect to the Common Shares and Units expressly referred to therein. Nothing in this Agreement shall be deemed to amend, waive, supplement, or otherwise affect the terms of the Initial Agreement.

           2.   Definitions.

           Except as otherwise provided herein,

                2(a) The Additional Units shall be deemed "Units" as that terms is defined in the Initial Agreement, and any Common Shares issued upon redemption of Additional Units shall be deemed "Shares" as that term is defined in the Initial Agreement. The Additional Units and any Common Shares issuable upon redemption of Additional Units are referred to herein collectively as "New Securities."

                2(b) Any Common Shares issued upon the redemption of Additional Units shall be deemed "Registrable Securities" as that term is defined in the Initial Agreement.

                2(c) CCII and its permitted successors and assigns shall be deemed "Holders" as that term is defined in the Initial Agreement and shall be referred to as Holders herein.

           3.   Lock-up Agreement.

                3(a) Notwithstanding any other provision of this Agreement or the Initial Agreement, the Holder hereby agrees that, except as set forth in
Section 3(b) below, for a period of one year from the date hereof (the "Lock-up Period"), without the prior written consent of the Company, it will not offer, pledge, sell, contract to sell, grant any options for the sale of or otherwise dispose of, directly or indirectly (collectively, "Dispose of"), any New Securities (the "Lock-up").

                3(b) The following transfers of New Securities shall not be subject to the Lock-up set forth in Section 2(a):

                     (i) a Holder  who is a natural  person  may  Dispose of New
                Securities to his or her spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which such family members or such Holder retain the entire beneficial interest;

                     (ii) a Holder  that is a  corporation,  partnership,  joint venture or other business entity may Dispose of New Securities to one or more other entities that are wholly owned and controlled, legally and beneficially, by such Holder or by a Person that directly or indirectly wholly owns and controls such Holder;

                     (iii)a Holder may Dispose of New Securities on his or her death to such Holder's estate, executor, administrator or personal representative or to such Holder's beneficiaries pursuant to a devise or bequest or by the laws of descent and distribution;

                     (iv) at the election of the  Company,  a Holder may Dispose of New Securities in an underwritten public offering;

                     (v)  a Holder may Dispose of New Securities
                as a gift or other transfer without consideration;
                and

                     (vi) a Holder may Dispose of New  Securities  pursuant to a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee.

           In the event a Holder  Disposes of New  Securities  described in this
Section 3(b) (except pursuant to clause (iv) hereof), such New Securities shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement (except that a pledgee shall not be required to execute and deliver a counterpart of this Agreement until it forecloses upon such New Securities). Thereafter, such transferee shall be deemed to be a Holder for purposes of this Agreement.

                3(c) Each of the Lowder brothers hereby agrees that, during the Lock-Up Period, he will not, without the prior consent of the Company, Dispose of his indirect interest in any New Securities held by CCII by Disposing of his interest in (or permitting the sale of equity interests in) CCII, except that the Lowder brothers may Dispose of their interests in such entities to the same extent that the Holder(s) may transfer New Securities as set forth in Section 3(b) hereof.

           4.   Shelf Registration Under the Securities Act.

                Beginning after the expiration of the Lock-up Period, the Holder shall be entitled to offer for sale pursuant to a Registration Statement any Registrable Securities held by the Holder, subject to the terms and conditions, and pursuant to the procedures, specified in Sections 3 and 4 of the Initial Agreement.

           5.   Indemnification; Contribution.

                The parties agree to indemnify and hold harmless, with respect to any registration of Registrable Securities hereunder, to the same extent as specified in Section 5 of the Initial Agreement.

           6.   Rule 144 Sales.

                The Company covenants to undertake all such steps as are specified in Section 6 of the Initial Agreement in order to enable any Holder to sell Common Shares issued or issuable upon redemption of Additional Units pursuant to Rule 144 under the Securities Act.

           7.   Miscellaneous.

                7(a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of a majority in amount of the outstanding New Securities; provided, however, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Sections 3, 4, 5 or 6 hereof shall be effective as against any Holder of New Securities unless consented to in writing by such Holder of New Securities. Notice of any amendment, modification or supplement to this Agreement shall be provided by the Company to each Holder of New Securities at least thirty (30) days prior to the effective date of such amendment, modification or supplement.

                7(b) Notices; Counterparts; Headings; Successors and Assigns; Specific Performance; Governing Law. The parties agree to be governed with respect to the subject matter hereof by the provisions set forth in Sections 7(b), 7(c), 7(e), 7(f), 7(g) and 7(h) of the Initial Agreement.

                7(c) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement with respect to the New Securities and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

           IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

Address:
120 University Park Drive           COLONIAL PROPERTIES TRUST
Suite 150
Orlando, Florida  32792
                                    By:___/s/ Douglas B. Nunnelley
                                          Douglas B. Nunnelley
                                          Senior Vice President and
                                               Chief Financial
                                    Officer


                                    HOLDERS:
Address:
Energen Plaza COLONIAL COMMERCIAL 2101 Sixth Avenue North INVESTMENTS, INC. Suite 750
Birmingham, Alabama  35202

                                    By:___/s/ James K. Lowder
                                          Name:  James K. Lowder
                                          Title:    President



Address:                            ______/s/ Thomas H. Lowder
Energen Plaza                             Thomas H. Lowder
2101 Sixth Avenue North
Suite 750
Birmingham, Alabama  35203



Address:                            ______/s/ James K. Lowder
200 Interstate Parkway                    James K. Lowder
Suite 400
Montgomery, Alabama  36104




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      SUPPLEMENTAL REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

                     Dated as of July 1, 1996

                           by and among

                     COLONIAL PROPERTIES TRUST

                                and

      Certain Direct and Indirect Holders of Common Shares of

                    Beneficial Interest Therein

               and/or Limited Partnership Interests

              of Colonial Realty Limited Partnership






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